UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 14,  2007

Dinewise, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-100110	01-0741042
(Commission File Number)	(IRS Employer Identification No.)

500 Bi-Country Boulevard, Suite 400 Farmingdale, NY	11735
(Address of Principal Executive Offices)	(Zip Code)

(631) 694-1111
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On August 14, 2007, Dinewise Inc. (the “Registrant”), issued a press release announcing its results of operations for the three and six months ended July 1, 2007.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01    Financial Statements and Exhibits.

(c)

Exhibits

99.1

Press release of the Registrant, dated August 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2007	Dinewise, Inc.

By:	/s/ Thomas McNeill
Name:	Thomas McNeill
Title:	Vice President and Chief Financial Officer